UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2004 (September 13, 2004)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28931	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UMDNJ Medical School 185 South Orange Avenue, Bldg #4 Newark, New Jersey	07103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 972-0015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 14, 2004, BioDelivery Sciences International, Inc. (the “Company”) announced that it elevated Mark A. Sirgo, PharmD. and Andrew L. Finn, PharmD. to the newly created positions of Executive Vice President, Corporate and Commercial Development and Chief Operating Officer and Executive Vice President, Clinical Development and Regulatory Affairs, respectively. Drs. Sirgo and Finn joined the Company on August 24, 2004 following the Company’s acquisition of Arius Pharmaceuticals, Inc. They previously held the Company titles of Senior Vice President of Commercialization and Corporate Development and Senior Vice President of Product Development, respectively.

Additionally, on September 14, 2004, the Company announced the resignation of James R. Butler from the board of directors of the Company. Mr. Butler’s resignation was effective as of September 13, 2004. The Company announced that the reason for the resignation arose only from Mr. Butler’s participation on the board of another company (one not related to the Company) and a potential product conflict between the two companies due to the Company’s recent acquisition of Arius Pharmaceuticals. The Company’s board has named L.M. Stephenson, Ph.D., presently a director and a member of the board’s Nominating and Corporate Governance Committee, to replace Mr. Butler on the Company’s Audit Committee.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

17.1	Resignation Letter, dated September 13, 2004, from James R. Butler to the Company.

99.1	Press Release of the Company, dated September 14, 2004, with respect to officer appointments and director resignation.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 15, 2004	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ James A. McNulty
	Name:	James A. McNulty
	Title:	Secretary, Treasurer and Chief Financial Officer